EXHIBIT 99.2

                      UNITED CAPTURDYNE TECHNOLOGIES, INC.

                              Financial Statements

            For the Nine Months Ended September 30, 2001 (Unaudited)
                                     and the
                     Years Ended December 31, 2000 and 1999

                      UNITED CAPTURDYNE TECHNOLOGIES, INC.



                                TABLE OF CONTENTS

                                                                            Page



REPORT OF INDEPENDENT AUDITOR .............................................. 1

FINANCIAL STATEMENTS

         Balance Sheets .................................................... 2

         Statements of Income and Comprehensive Income ..................... 3

         Statements of Shareholders' Equity (Deficit) ...................... 4

         Statements of Cash Flows .......................................... 5

         Notes to Financial Statements .....................................6-12

                          INDEPENDENT AUDITOR'S REPORT


Board of Directors
United Capturdyne Technologies, Inc.
Ft. Lauderdale, Florida

We have audited the accompanying balance sheets of United Capturdyne Technologies, Inc. as of December 31, 2000 and 1999, and the related statements of income and comprehensive income, Shareholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of United Capturdyne Technologies, Inc. as of December 31, 2000 and 1999, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.



/s/Margolies, Fink and Wichrowski
---------------------------------
Margolies, Fink and Wichrowski
Certified Public Accountants

Pompano Beach, Florida
October 31, 2001

                      UNITED CAPTURDYNE TECHNOLOGIES, INC.

                                 Balance Sheets

                                               September 30,          December 31,
ASSETS                                             2001           2000           1999
                                               -------------   -----------    -----------
                                                (Unaudited)
Current assets:
Cash and cash equivalents ...................   $ 2,086,728    $   445,936    $    62,003
Marketable securities .......................        62,173        272,336         65,538
Inventory ...................................         1,606          1,606          1,606
Other current assets ........................        34,624         22,921          5,091
                                                -----------    -----------    -----------

Total current assets ........................     2,185,131        742,799        134,238
                                                -----------    -----------    -----------

Property, plant and equipment, net ..........        55,530         53,937         34,809
                                                -----------    -----------    -----------

                                                $ 2,240,661    $   796,736    $   169,047
                                                ===========    ===========    ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable and accrued expenses .......   $ 1,338,701    $   170,485    $    47,809
Reserve funds payable .......................     1,075,479        563,448         73,962
Income taxes payable ........................         4,192         16,139            -
                                                -----------    -----------    -----------

Total current liabilities ...................     2,418,372        750,072        121,771
                                                -----------    -----------    -----------

Note payable - shareholder ..................       255,000
                                                -----------    -----------    -----------

Commitments and contingencies

Shareholders' equity (deficit):
Common stock, $.001 par value; authorized
   40,000,000 shares; issued 1,500,000 shares         1,500          1,500          1,500
Additional paid-in capital ..................        59,556         59,556         59,556
Retained earnings ...........................        54,635         67,516          3,545
Accumulated other comprehensive income ......       (61,242)       (81,908)       (17,325)
Treasury stock - at cost ....................      (487,160)           -              -
                                                -----------    -----------    -----------

Total Shareholders' equity (deficit) ........      (432,711)        46,664         47,276
                                                -----------    -----------    -----------

                                                $ 2,240,661    $   796,736    $   169,047
                                                ===========    ===========    ===========

               See accompanying notes to the financial statements.

                      UNITED CAPTURDYNE TECHNOLOGIES, INC.

                  Statements of Income and Comprehensive Income

                                                   Nine months
                                                      ended
                                                  September 30,    Year ended December 31,
                                                      2001           2000           1999
                                                  -------------   -----------    -----------
                                                   (Unaudited)
Sales ..........................................   $ 1,452,180    $ 1,163,832    $   214,784

Cost of sales - Electronic fund fees ...........       366,813        333,041            -
                                                   -----------    -----------    -----------

Gross profit ...................................     1,085,367        830,791        214,784
                                                   -----------    -----------    -----------
Operating expenses:
     Payroll and related benefits ..............       416,579        206,015         48,117
     Professional fees .........................       265,400          8,953          4,881
     Depreciation expense ......................        12,918         12,850         10,403
     Computer supplies .........................        23,786         92,019         25,894
     Consulting fees and outside labor .........        95,853         92,781         70,051
     Rent ......................................        27,800         25,396         15,790
     Telephone .................................        17,828         32,895         22,293
     Travel and entertainment ..................        42,292         88,816         10,497
     Other operating expenses ..................       130,178        192,121         42,438
                                                   -----------    -----------    -----------

          Total operating expenses .............     1,032,634        751,846        250,364
                                                   -----------    -----------    -----------

Operating income (loss) ........................        52,733         78,945        (35,580)

Other income:
     Investment income .........................        26,159         18,320          2,485
     Interest expense ..........................       (11,905)        (7,659)        (2,896)
     Gain (loss) on sale of investments ........       (79,868)        (9,273)         9,096
                                                   -----------    -----------    -----------

Income before provision for income taxes .......       (12,881)        80,333        (26,895)

Provision for income taxes .....................                       16,362
                                                   -----------    -----------    -----------

Net income (loss) ..............................       (12,881)        63,971        (26,895)

Other comprehensive income:
Unrealized loss in marketable securities .......       (22,365)       (64,583)       (17,325)
                                                   -----------    -----------    -----------

Total comprehensive income (loss) ..............   $   (35,246)   $      (612)   $   (44,220)
                                                   ===========    ===========    ===========
Earnings (loss) per share:
     Basic .....................................   $       -      $      0.04    $     (0.02)
                                                   ===========    ===========    ===========
     Diluted ...................................   $       -      $      0.04    $     (0.02)
                                                   ===========    ===========    ===========
     Weighted average shares outstanding - basic
        and diluted ............................     1,489,169      1,500,000      1,500,000
                                                   ===========    ===========    ===========

               See accompanying notes to the financial statements.

                      UNITED CAPTURDYNE TECHNOLOGIES, INC.

                  Statements of Shareholders' Equity (Deficit)

                     Years Ended December 31, 2000 and 1999

                                                                         Accumulated
                                               Additional                  other                      Total
                                    Common      Paid-in      Retained   comprehensive  Treasury    Shareholders'
                                     Stock      Capital      Earnings      income       Stock         Equity
                                  ----------   ----------   ----------  -------------  ---------   -------------
Balance at January 1, 1999 ....   $   1,500    $  59,556    $  30,440    $       -     $       -   $   91,496

Unrealized net losses on
    marketable securities .....                                                          (17,325)     (17,325)

  Net loss ....................           -            -      (26,895)           -             -      (26,895)
                                  ----------   ----------   ----------   ----------    ---------   ----------

Balance at December 31, 1999 ..       1,500       59,556        3,545      (17,325)            -       47,276

Unrealized net losses on
    marketable securities .....                                            (64,583)                   (64,583)

  Net income ..................           -            -       63,971            -             -       63,971
                                  ----------   ----------   ----------   ----------    ---------   ----------

Balance at December 31, 2000 ..       1,500       59,556       67,516      (81,908)            -       46,664

  Acquisition of treasury stock                                                         (487,160)    (487,160)

  Realized loss on sale of
    marketable securities .....                                                           43,031       43,031

  Unrealized net losses on
    marketable securities .....                                                          (22,365)     (22,365)

  Net income (unaudited) ......           -            -      (12,881)           -             -      (12,881)
                                  ----------   ----------   ----------   ----------    ---------   ----------

Balance at September 30, 2001
  (Unaudited) .................   $   1,500    $  59,556    $  54,635    ($ 61,242)    $(487,160)   ($432,711)
                                  ==========   ==========   ==========   ==========    =========    =========

               See accompanying notes to the financial statements.

                      UNITED CAPTURDYNE TECHNOLOGIES, INC.

                            Statements of Cash Flows

                                                                        Nine months
                                                                           ended
                                                                        September 30,    Year ended December 31,
                                                                            2000           2000           1999
                                                                        ------------   ------------   ------------
                                                                        (Unaudited)
Cash flows from operating activities:
Net income (loss) ...................................................   $   (12,881)   $    63,971    $   (26,895)
                                                                        ------------   ------------   ------------
Adjustments to reconcile net income (loss) to net cash provided by (used for)
  operating activities:
     Depreciation and amortization ..................................        12,918         12,850         10,403
     (Gain) loss on sale of investments .............................        79,868          9,273         (9,096)
     (Increase) decrease in other current assets ....................       (11,703)       (17,830)        (5,091)
     Increase (decrease) in accounts payable and
        accrued expenses ............................................     1,168,216        122,676        (58,332)
     Increase in reserve funds payable ..............................       512,031        489,486         55,706
     Increase in income taxes payable ...............................       (11,947)        16,139            -
                                                                        ------------   ------------   ------------

         Total adjustments ..........................................     1,749,383        632,594         (6,410)
                                                                        ------------   ------------   ------------

         Net cash provided by operating activities ..................     1,736,502        696,565        (33,305)
                                                                        ------------   ------------   ------------

Cash flows from investing activities:
     Purchase of equipment ..........................................       (14,511)       (31,978)
     Purchase of investments ........................................      (367,104)      (462,960)       (68,249)
     Proceeds from sale of investments ..............................       285,905        182,306         37,941
                                                                        ------------   ------------   ------------

         Net cash used in investing activities ......................       (95,710)       (312,632)       (30,808)
                                                                        ------------   ------------   ------------

Net increase (decrease) in cash and cash equivalents ................     1,640,792        383,933        (63,613)

Cash and cash equivalents at beginning of period ....................       445,936         62,003        125,616
                                                                        ------------   ------------   ------------

Cash and cash equivalents at end of period ..........................   $ 2,086,728    $   445,936    $    62,003
                                                                        ============   ============   ===========

Supplement disclosures of noncash investing and financing activities:

     Cash paid for interest .........................................   $    11,905    $     7,659    $     2,896
                                                                        ============   ============   ============

     Issuance of note payable and marketable securities
       to shareholder in acquisition of treasury stock ..............   $   487,160    $         -    $         -
                                                                        ============   ============   ============

               See accompanying notes to the financial statements

                      UNITED CAPTURDYNE TECHNOLOGIES, INC.

                          Notes to Financial Statements



(1)      Summary of Significant Accounting Policies

         (a) Business

         The Company was incorporated in the State of Florida on March 4, 1990. The Company is a supplier of advanced transaction processing and account management software for enterprise, retail, and service oriented customers. The Company's product line is designed to accommodate a broad spectrum of needs encountered both at the point-of-sale and on the Internet. The capabilities range from automated clearing to account management to point-of-sale automation and electronic commerce.

         (b) Use of estimates

         The accounting and reporting policies of the company is in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         (c) Cash and cash equivalents

         For purposes of the statements of cash flows, cash and cash equivalents include all highly liquid investments with an original maturity of three months or less. The Company may, from time to time, maintain cash balances in excess of federally insured limits.

         (d) Marketable securities

         Marketable securities consist of equity securities. All equity securities are classified as available for sale. Available for sale securities are recorded at fair value. Unrealized holding gains and losses, net of the related tax effect, on available for sale securities are excluded from earnings and are reported as a separate component of Shareholders' equity until realized. Realized gains and losses from the sale of available for sale securities are determined on a specific identification basis. A decline in the fair value of an available for sale security below cost that is deemed other than temporary results in a charge to income, resulting in the establishment of a new cost basis for the security.




                                                                     (Continued)
                                        6

                      UNITED CAPTURDYNE TECHNOLOGIES, INC.

(1)      Summary of Significant Accounting Policies  (Continued)

         (e) Property, plant and equipment

         Property, plant and equipment is recorded at cost, and depreciation is computed on the straight-line method over the estimated useful lives of the respective assets. Expenditures for maintenance and repairs are charged to operating expenses as incurred, and expenditures for improvements and additions are capitalized.

         (f) Reserves payable

         The Company has the right to establish a reserve holdback to secure against the high risk and fraud involved in accepting mail order and telephone order one time processing items. The Company's contract with its customers delineate the reserve percentage and period of time over which these holdbacks are to be made. The Company has established that it will take any unpaid amounts into income after a period of twenty-four months.

         (g) Inventory

         The inventory, consisting primarily of point of sale equipment, is carried at the lower of cost (first-in, first-out) or market.

         (h) Impairment of long-lived assets

         In the event that facts and circumstances indicate that the carrying value of long-lived assets, including associated intangibles, may be impaired, an evaluation of recoverability is performed by comparing the estimated future undiscounted cash flows associated with the asset to the asset's carrying amount to determine if a write-down to market value or discounted cash flow is required.

         (i) Fair value of financial instruments

         The carrying values of cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities approximated their fair values because of the short maturity of these instruments.



                                                                     (Continued)
                                        7

                      UNITED CAPTURDYNE TECHNOLOGIES, INC.

(1)      Summary of Significant Accounting Policies  (Continued)

         (j) Income taxes

         The Company has adopted the method of accounting for income taxes pursuant to the Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes" (SFAS 109). SFAS 109 requires an asset and liability approach for financial accounting and reporting for income taxes. Under SFAS 109, the effect on deferred taxes of a change in tax rates is recognized in income in the year that includes the enactment date.

         (k) Comprehensive income

         The Company has adopted SFAS No. 130, "Reporting Comprehensive Income." SFAS No. 130 establishes standards for reporting and presentation of comprehensive income and its components in a full set of financial statements. Comprehensive income consists of net income and net unrealized gains (losses) on securities and is presented in the statements of Shareholders' equity and comprehensive income. The Statement requires only additional disclosures in the financial statements; it does not affect the Company's financial position or results of operations.

         (l) Earnings per share

         The Company has adopted SFAS No. 128, ("Earnings Per Share"), which requires the reporting of both basic and diluted earnings per share. Basic net loss per share is determined by dividing earnings available to common shareholders by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflects the potential dilution that could occur if options or other contracts to issue common stock were exercised or converted into common stock, as long as the effect of their inclusion is not anti-dilutive.


(2)      Concentration of Credit Risk

During the year, the Company has maintained cash balances in excess of the Federally insured limits. The funds are with various major money center banks. Consequently, the Company does not believe that there is a significant risk in having these balances in one financial institution.



                                                                     (Continued)
                                        8

                      UNITED CAPTURDYNE TECHNOLOGIES, INC.

(3)      Marketable Securities

Marketable securities, classified as available for sale, consist of marketable equitable securities recorded at fair value and have an aggregate basis of $123,416, $354,244 and $82,863 as of September 30, 2001 (unaudited) and December 31, 2001 and 2000, respectively. The gross unrealized losses as of September 30, 2001 (unaudited) and December 31, 2001 and 2000 are $61,242, $81,908 and
$17,325, respectively.


(4)      Other Current Assets

Other current assets consist of the following:

                                       September 30,     December 31,
                                           2001         2000      1999
                                       -------------   -------   -------
                                        (Unaudited)
         Other investments ............   $     -      $ 8,100   $     -
         Due from shareholder .........    34,624       14,821     5,091
                                          -------      -------   -------
                                          $34,624      $22,921   $ 5,091
                                          =======      =======   =======

(5)      Property and Equipment

The following is a summary of property, plant and equipment:

                                       September 30,     December 31,      Estimated
                                           2001         2000      1999       Lives
                                       -------------   -------   -------   ---------
                                        (Unaudited)
         Furniture and fixtures........   $ 23,277     $16,234   $     -    7 years
         Computers and equipment.......     80,902      73,434    57,690    5 years
                                          --------     -------   -------

                                           104,179      89,668    57,690
         Less: accumulated depreciation    (48,649)    (35,731)  (22,881)
                                          --------     -------   -------

                  Totals ..............   $ 55,530     $53,937   $34,809
                                          ========     =======   =======

                                                                     (Continued)

                      UNITED CAPTURDYNE TECHNOLOGIES, INC.

(6)      Accounts Payable and Accrued Expenses

Accounts payable and accrued expenses consist of the following:

                                             September 30,       December 31,
                                                 2001          2000       1999
                                             -------------   --------   --------
                                              (Unaudited)

         Accounts payable - trade ...........$    215,788    $103,364   $      -
         Accounts payable - credit cards ....      41,600      51,829     45,621
         Due to customer for uncleared funds      621,957
         Accrued wages ......................     185,000
         Accrued salaries ...................     250,000
         Payroll taxes payable ..............      24,356      15,292      2,188
                                             -------------   --------   --------

                                             $  1,338,701    $170,485   $ 47,809
                                             =============   ========   ========

(7)      Income Taxes

The provision (benefit) for income taxes consisted of the following:

                                          Nine months
                                             ended
                                         September 30,   Year ended December 31,
                                              2001         2000        1999
                                         -------------   ---------   ---------
                                          (Unaudited)
         Current:
              Federal tax expense .......$               $ 25,974    $       -
              State tax expense .........                   4,155
         Deferred:
              Federal tax expense .......                 (13,001)
              State tax expense .........                    (766)           -
                                         -------------   ---------   ---------

                                         $               $ 16,362    $       -
                                         =============   =========   =========

                                                                     (Continued)

                      UNITED CAPTURDYNE TECHNOLOGIES, INC.

(7)      Income Taxes (Continued)

The Company's deferred tax balances consist of the following as of:

                                                          September 30,      December 31,
                                                              2001          2000      1999
                                                          -------------   ---------   ----
                                                           (Unaudited)
         Deferred tax liability:
              Accelerated depreciation for tax purposes   $     (5,966)   $ (4,734)   $  -
              Net operating loss carryforward ............                  (8,528)
              Other ......................................                     505
                                                          -------------   ---------   ----

                                                          $     (5,966)   $(13,767)   $  -
                                                          =============   =========   ====


A reconciliation of the Company's effective tax rate compared to the statutory federal tax rate for the periods indicated is as follows:

                                                Nine months
                                                   ended
                                               September 30,   Year ended December 31,
                                                  2001            2000      1999
                                               -------------      ----      ----
                                               (Unaudited)
         Federal income taxes at statutory rate                    34%         -
         State taxes, net of federal benefit ..                     5
         Net operating loss carryforward ......                   (11)
         Dividends received deduction .........                    (4)
         Capital losses .......................
         Other ................................                    (4)
                                                   ----            ---

                                                                   20%         -
                                                   ====            ===       ===

The Company did not have any available net operating loss carryforwards as of December 31, 2000.

                                                                     (Continued)

                      UNITED CAPTURDYNE TECHNOLOGIES, INC.

(8)      Shareholders' equity

As of September 30, 2001, the Company had acquired 500,000 shares of the outstanding shares of common stock at a cost of $487,160 from its majority shareholder. The Company transferred one of its investment accounts, which included marketable securities and cash, to the shareholder with a total market value of $232,160. A note was recorded in the amount of $255,000 representing the balance outstanding to the shareholder as of September 30, 2001. The note was paid during October 2001.



(9)      Subsequent events

On October 19, 2001, the Company entered into a "Plan of Merger" with VoiceFlash Networks, Inc. The merger called for the issuance of 1,200,000 shares of VoiceFlash Networks, Inc. restricted $.001 par value common stock in exchange all of the issued and outstanding shares of the Company's common stock immediately prior to the effective time of the merger. Upon the completion of the merger, the Company shall continue to operate as a wholly-owned subsidiary of the merged companies.

          UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION


Introductory Note

The accompanying unaudited pro forma combined condensed financial statements illustrate the effect of the acquisition of the outstanding capital stock of United Capturdyne Technologies, Inc. ("UCT") by a wholly owned subsidiary of VoiceFlash Networks Incorporated (the "Merger Sub"). In accordance with the terms of the transaction, the UCT shareholders will receive an aggregate of 1,200,000 VoiceFlash common shares. The transaction will be accounted for under the purchase method of accounting.

The accompanying unaudited pro forma combined condensed balance sheet as of October 31, 2001 combines the historical balance sheet of VoiceFlash as of that date with the balance sheet of UCT as of October 31, 2001 and assumes the merger took place on October 31, 2001. The unaudited pro forma combined condensed statements of operations for the three months ended October 31, 2001 and for the year ended July 31, 2001 are based on the historical statements of operations of VoiceFlash for those periods combined with the historical statements of UCT operations for the three months ended October 31, 2001 and the twelve months ended July 31, 2001. The unaudited pro forma combined condensed statements of operations assume the merger took place on August 1, 2000.

The unaudited pro forma combined condensed financial statements reflect a preliminary allocation of the purchase price by VoiceFlash based upon preliminary estimates, available information and certain assumptions deemed proper by it and, accordingly, are subject to change upon, among other things, a final determination of required purchase accounting adjustments necessary to allocate the purchase price to the assets acquired and liabilities assumed based on their respective fair values which have not yet been made. Accordingly, the purchase accounting adjustments made in connection with the development of the unaudited pro forma combined condensed financial information appearing in this joint proxy statement are preliminary and have been made solely for purposes of developing such pro forma combined condensed financial information.

The unaudited pro forma combined condensed financial statements have been prepared by VoiceFlash. The unaudited pro forma combined condensed financial statements are presented for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of VoiceFlash or the results that would have actually occurred had the transaction been in effect for the periods presented.

The unaudited pro forma combined condensed financial statements should be read in conjunction with the historical financial statements and related notes of VoiceFlash and UCT.

                    VoiceFlash Networks, Inc.And Subsidiaries
                         (formerly Registry Magic, Inc.)

              Unaudited Pro Forma Combined Condensed Balance Sheet
                                October 31, 2001

                                                                    Historical                      Pro forma
                                                           ----------------------------   ------------------------------
                                                            VoiceFlash       United
                                                           (October 31,   (October 31,
                                                              2001)          2001)        Adjustments         Combined
                                                           -------------  -------------   ------------      ------------
                         ASSETS

Current assets:
    Cash                                                   $    191,428   $  1,638,122    $   (35,000) (1)  $ 1,794,550
    Accounts receivable, net of allowance of $362,151            12,940              -              -            12,940
    Inventory                                                         -          1,606              -             1,606
    Note receivable, short-term                                  33,633              -              -            33,633
    Officers Note receivable                                          -        102,908              -           102,908
    Other current assets                                         56,111              -              -            56,111
                                                           -------------  -------------   ------------      ------------
      Total current assets                                      294,112      1,742,636        (35,000)        2,001,748
                                                                                                                      -
                                                                                                                      -
Property and equipment, net                                      93,740         54,095              -           147,835
Excess cost over the fair value of net assets acquired                -              -       1,020,025 (1)    1,020,025
Note receivable, long-term                                       72,307              -              -            72,307
                                                                                                                      -
Other assets                                                     17,444        327,500              -           344,944
                                                           -------------  -------------   ------------      ------------
                                                                                                                      -
                                                           $    477,603   $  2,124,231    $   985,025       $ 3,586,859
                                                           =============  =============   ============      ============

            LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
    Accounts payable and accrued expenses                  $    362,368   $    585,957    $                 $   948,325
    Reserve Funds Payable                                             -      1,634,842              -         1,634,842
    Corporate taxes and deferred taxes                                -          7,010              -             7,010
    Convertible notes payable, net of discount                  116,000              -              -           116,000
                                                           -------------  -------------   ------------      ------------
      Total current liabilities                                 478,368      2,227,809              -         2,706,177

    Convertible note payable                                    750,000              -              -           750,000
    Note payable shareholder                                          -        327,500              -           327,500
Commitments and contingencies                                         -              -              -                 -

Series A Redeemable Preferred Stock, $.001 par value
      5,000,000 shares authorized;
      500,000 shares issued and outstanding                   1,000,000              -              -         1,000,000

Stockholders' deficit:
    Common stock, par value $.001                                                                                     -
      50,000,000 shares authorized,
      12,838,604 issued and outstanding                          14,218              -          1,200  (1)       15,418
    Common Stock                                                      -          1,000         (1,000) (1)
    Treasury stock                                                    -       (486,660)       486,660  (1)
    Additional paid in capital                               28,557,231         59,556        538,800  (1)   29,155,587
                                                                                              (59,556) (1)      (59,556)
    Deferred compensation                                      (114,500)             -              -          (114,500)
    Stock subscription receivable                              (179,000)             -              -          (179,000)
    Accumulated deficit                                     (30,028,714)        (4,974)        18,921  (1)  (30,014,767)
                                                           -------------  -------------   ------------      ------------
      Total stockholders' deficit                            (1,750,765)      (431,078)       985,025        (1,196,818)
                                                           -------------  -------------   ------------      ------------
                                                                                                                      -
                                                           $    477,603   $  2,124,231    $   985,025       $ 3,586,859
                                                           =============  =============   ============      ============

See accompanying notes to unaudited pro forma combined condensed financial statements.

                   VoiceFlash Networks, Inc. And Subsidiaries
                         (formerly Registry Magic, Inc.)

         Unaudited Pro Forma Combined Condensed Statements of Operations

                                                                              Historical                      Pro forma
                                                                      -----------------------------   ----------------------------
                                                                      VoiceFlash         United
                                                                      Three months Ended October 31,
                                                                         2001             2001        Adjustments       Combined
                                                                      ------------     ------------   -----------      -----------
Revenues:
    Product sales                                                     $         -     $    558,060    $        -          558,060
                                                                      ------------     ------------   -----------      -----------
                                                                                                                                -
Costs and expenses:                                                                                                             -
    Cost of sales                                                               -          253,221             -          253,221
    General and administrative expenses                                   518,854          716,535        31,250 (2)    1,266,639
    Research and development                                               50,888                -             -           50,888
    Depreciation and amortization                                          23,107            5,421                         28,528
    Dividend income                                                             -           (6,821)            -           (6,821)
    Acquisition costs                                                           -                -             -                -
    Interest expense                                                       28,375            3,626             -           32,001
    Interest income                                                             -                -             -                -
    Loss on the sale of securities                                                         123,974             -          123,974
                                                                      ------------     ------------   -----------      -----------
                                                                          621,224        1,095,956        31,250        1,748,438
                                                                      ------------     ------------   -----------      -----------

Net Loss Before Income Taxes                                             (621,224)        (537,896)      (31,250)      (1,190,370)
                                                                      ------------     ------------   -----------      -----------

Provision for income Taxes                                                      -         (147,000)                      (147,000)
                                                                      ------------     ------------   -----------      -----------
Net loss applicable to common shareholders                               (621,224)        (684,896)      (31,250)      (1,337,370)
Preferred stock dividend                                                   30,000                -             -           30,000
                                                                      ------------     ------------   -----------      -----------

Net loss applicable to common stockholders                            $  (651,224)     $  (684,896)      (31,250)     $(1,367,370)
                                                                      ============     ============   ===========      ===========


Net loss per common share, basic and diluted                          $     (0.09)     $              $               $     (0.17)

Basic and diluted weighted average common shares outstanding            6,750,991                      1,200,000 (3)    7,950,991
                                                                      ============     ============   ===========      ===========


See accompanying notes to unaudited pro forma combined condensed financial statements.

                   VoiceFlash Networks, Inc. And Subsidiaries
                         (formerly Registry Magic, Inc.)

         Unaudited Pro Forma Combined Condensed Statements of Operations

                                                                             Historical                     Pro forma
                                                                    ----------------------------   ---------------------------
                                                                    VoiceFlash        United
                                                                      Year Ended October 31,
                                                                       2001            2001        Adjustments      Combined
                                                                    ------------   -------------   -----------   -------------
Revenues:
    Product sales                                                  $    178,572    $  1,143,715    $             $  1,322,287
                                                                    ------------   -------------   ----------    -------------
                                                                                                                            -
Costs and expenses:                                                                                                         -
    Cost of sales                                                        65,000         295,419                       360,419
    General and administrative expenses                               3,248,218         768,888      125,000 (2)    4,142,106
    Research and development                                            505,084               -                       505,084
    Depreciation and amortization                                       128,418          31,552                       159,970
    Dividend income                                                           -         (32,157)                      (32,157)
    Acquisition costs                                                         -               -                             -
    Interest expense                                                    106,256          11,788                       118,044
    Interest income                                                     (77,883)              -                       (77,883)
    Loss on the sale of securities                                                       31,154                        31,154
                                                                    ------------   -------------   ----------    -------------
                                                                      3,975,093       1,106,644      125,000        5,206,737
                                                                    ------------   -------------   ----------    -------------
                                                                     13,950,120               -                    13,950,120
Net Loss Before Income Taxes                                        (17,746,641)         37,071     (125,000)     (17,834,570)
                                                                    ------------   -------------   ----------    -------------

Provision for income Taxes                                                    -          (3,352)                       (3,352)
                                                                    ------------   -------------   ----------    -------------
Net profir ( loss) applicable to common shareholders                (17,746,641)         33,719     (125,000)     (17,837,922)
Preferred stock dividend                                                 10,000               -                        10,000

                                                                    ------------   -------------   ----------    -------------
Net loss applicable to common stockholders                         $(17,756,641)   $     33,719    $(125,000)    $(17,847,922)
                                                                    ============   =============   ==========    =============


Net loss per common share, basic and diluted                       $      (2.63)   $               $             $      (2.24)

Basic and diluted weighted average common shares outstanding          6,750,991               -    1,200,000 (3)    7,950,991
                                                                    ============   =============   ==========    =============

See accompanying notes to unaudited pro forma combined condensed financial statements.

                       United CapturedyneTechnologies Inc
                        Statement of revenue and Expenses
                     August 1, 2001 Through October 31, 2001

                                                                   August 1,2001      October 5, 2001         TOTAL
                                                                   October 5,2001     October 31, 2001
                                                                   ---------------    -----------------    -------------

Processing Fee Income                                              $      439,034              119,026          558,060
                                                                   ---------------    -----------------    -------------

Cost of Sales Bank & Wires                                                206,967               46,254          253,221

                                                                   ---------------    -----------------    -------------
Gross Operating Profit                                                    232,067               72,772          304,839
                                                                   ---------------    -----------------    -------------

Operating Expenses
          Advertising                                                       5,744                2,472            8,216
          Auto Expense                                                      2,238                1,541            3,779
          Auto Lease Exp                                                    3,972                1,499            5,471
          Computer parts                                                   -2,427                2,455               28
          Consulting Fees                                                       0                    0                0
          Credit Reports                                                       25                   50               75
          Depreciation                                                      3,986                1,435            5,421
          Donations                                                         1,250                    0            1,250
          Dues & Subs                                                         162                    0              162
          Equipment Leasing                                                   533                    0              533
          Freight                                                             300                  201              501
          Insuranse                                                         4,625                  939            5,564
          Interest Exp                                                      3,217                  409            3,626
          Meals & Enter                                                     5,206                3,381            8,587
          Misc. Fees                                                          333                  480              813
          Office Supplies                                                  -1,693                3,719            2,026
          Officers Salaries                                               262,255                    0          262,255
          Outside Labor                                                    47,510               13,078           60,588
          Payroll Taxes                                                     7,351                3,459           10,810
          Professional Fees                                               264,044                1,250          265,294
          Rent                                                              5,717                2,858            8,575
          Salaries Other                                                   37,651               17,417           55,068
          Security                                                            254                    0              254
          Telephone                                                         6,939                2,756            9,695
          Travel                                                            4,307                1,117            5,424
          Utilities                                                         1,682                 -115            1,567
                                                                                                                      0
                                                                   ---------------    -----------------    -------------
          Total Operating Expenses                                        665,181               60,401          725,582
                                                                   ---------------    -----------------    -------------

                                                                   ---------------    -----------------    -------------
Excess Revenue (Expenses) over Revenues                                  -433,114               12,371         -420,743
                                                                   ---------------    -----------------    -------------

Other Revenues and Expenses
          Divided Income                                                    5,244                1,577            6,821
          Losses on Sales of Securities                                  -123,974                    0         -123,974

                                                                   ---------------    -----------------    -------------
Excess (Expenses) over Revenues Before Tax                               -551,844               13,948         -537,896
                                                                   ---------------    -----------------    -------------

          Federal and State Tax                                          -147,000                    0         -147,000

                                                                   ---------------    -----------------    -------------
Excess of (Expenses) Over Revenues                                 $     -698,844               13,948         -684,896
                                                                   ---------------    -----------------    -------------

                        VoiceFlash Networks Incorporated

                      Notes to Unaudited Pro Forma Combined
                         Condensed Financial Statements


Pro forma adjustments to effect the merger are as follows:

1. To reflect the issuance of 1,200,000 shares of VoiceFlash common stock at an assumed value of $0.36 per share (approximately $432,000). The assumed purchase price of $467,000 including estimated acquisition costs of approximately $35,000 is based on management's estimate of the fair value of the assets acquired and the liabilities assumed of United.

2. To reflect the amortization of the excess cost over the fair value of the net assets acquired $912,025, on a straight-line basis over five years. The amortization of goodwill is considered a permanent difference for income taxes and accordingly no benefit has been recorded.

3. To reflect the issuance of the 1,200,000 shares of common stock as if they were issued on August 1, 2000 for purposes of the weighted average number of shares outstanding in connection with the calculation of net loss per common share (basic and diluted). VoiceFlash's potentially issuable shares of common stock pursuant to outstanding stock purchase options, warrants, and the Series A 12% cumulative non-voting preferred convertible shares for purposes of the adjusted pro forma net loss per common share calculation are excluded from the pro forma diluted computation as their effect would be antidilutive to the pro forma net loss per share.

Capturdyne Purchase

1,200,000 shares of VFNX on Oct. 19, 2001

Closed on 10/19/01 at $0.48

                                              1,200,000 shares
                                                   0.36
                                             ----------
                                                432,000

Purchase Price ...........................      432,000
Acquisition Costs ........................       35,000
Fair Value of Asserts Acquired ...........   (1,976,733)
Fair Value of Liabilities Assumed ........    2,421,758 my estimate
                                             ----------

Goodwill .................................      912,025
                                             ==========

Fair Value of Asserts Acquired:
       Cash ..............................    1,822,799
       Officers Loan Receivable ..........       96,798
       Property and Equipment ............       55,530
       Other assets ......................        1,606
                                             ----------
                                             ----------
                                              1,976,733
                                             ==========

Fair Value of Liabilities Assumed:
       Accounts payable ..................    1,857,177
       Accrued Expenses ..................      446,533
       Deferred tax payable ..............        7,010
       Corporate and Payroll Taxes Payable      111,038
                                             ----------
                                             ----------
                                              2,421,758
                                             ==========

Proof:

If we consolidated the balance sheet of VFNX and Capturdyne the consolidating entry

             VFNX               Capturdyne          Consolidating      Consolidated
        balance sheet         balance sheet             Entry          balance sheet
       -----------------  -----------------------  -----------------   ---------------

                   XXXX                     XXXX               XXXX              XXXX


       Capital Stock (Capturdyne) ....................................          1,000
                          Treasury Stock (Capturdyne) ................                          486,660
       Paid In Capital (Capturdyne) ..................................         59,556
       Retained Earnings (Capturdyne) ................................         67,516
                          Current Earnings (Capturdyne) ..............                           86,437
                          Capital Stock (VFNX) .......................                            1,200
                          APIC .......................................                          430,800
                          Acquisition Cost (VFNX) ....................                           35,000
       Goodwill (VFNX  / Plug) .......................................        912,025
                                                                       ---------------   ---------------

                                                                            1,040,097         1,040,097
                                                   Immaterial Difference                              -

                                       8